Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form
10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ HERBERT A. ALLEN

Herbert A. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ RONALD W. ALLEN

Ronald W. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARC BOLLAND, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ MARC BOLLAND

Marc Bolland
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ANA BOTÍN, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ ANA BOTÍN

Ana Botín
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HOWARD G. BUFFETT, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of February, 2016.

/s/ HOWARD G. BUFFETT

Howard G. Buffett
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RICHARD M. DALEY, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ RICHARD M. DALEY

Richard M. Daley
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ BARRY DILLER

Barry Diller
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HELENE D. GAYLE, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ HELENE D. GAYLE

Helene D. Gayle
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, EVAN G. GREENBERG, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2016.

/s/ EVAN G. GREENBERG

Evan G. Greenberg
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ ALEXIS M. HERMAN

Alexis M. Herman
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ROBERT A. KOTICK, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ ROBERT A. KOTICK

Robert A. Kotick
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ MARIA ELENA LAGOMASINO

Maria Elena Lagomasino
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ SAM NUNN

Sam Nunn
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DAVID B. WEINBERG, a director of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2016.

/s/ DAVID B. WEINBERG

David B. Weinberg
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2016.

/s/ KATHY N. WALLER

KATHY N. WALLER
Executive Vice President and Chief
Financial Officer
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, LARRY M. MARK, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2016.

/s/ LARRY M. MARK

LARRY M. MARK
Vice President and Controller
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARK RANDAZZA, Vice President and Assistant Controller of The Coca-Cola Company (the "Company"), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President and Chief Financial Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and GLORIA K. BOWDEN, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2015, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2016.

/s/ MARK RANDAZZA

MARK RANDAZZA
Vice President and Assistant Controller
The Coca-Cola Company